DATED 31ST MAY, 2011

BIOPACK ENVIRONMENTAL LIMITED
(as “the Vendor”)

and

WELL TALENT TECHNOLOGY LIMITED
(as ‘the Purchaser”)

CANCELLATION AGREEMENT
IN RELATION TO
ROOTS BIOPARK LIMITED
AND

ROOTS BIOPACK (INTELLECTUAL PROPERTY) LIMITED

Tso Au Yim & Yeung,
Solicitors
5th Floor, Ka Wah Bank Centre
232 Des Voeux Road Central
Hong Kong

Telephone: (852) 2537 3780
Fax: (852) 2537 3477
Ref: BT/1006917/COM

DATE:	the 31st day of May , 2011

PARTIES:

(1)

BIOPACK ENVIRONMENTAL LIMITED, a company incorporated in Hong Kong with company number 1010385 whose registered office is situate at Room 1302, 13th Floor, Enterprises Centre, 4 Hart Avenue, Tsimshatsui, Kowloon, Hong Kong (“the Vendor”); and

(2)

WELL TALENT TECHNOLOGY LIMITED, a company incorporated in the British Virgin Islands with company number 1048655 whose registered office is situate at Akara Building, 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (“the Purchaser”).

RECITALS:

A.

By an agreement for sale and purchase dated 9th July, 2010 made between the Vendor and the Purchaser (“the Agreement”), the Vendor has agreed to sell and the Purchaser has agreed to purchase the entire issued share capital and shareholders’ loan of Roots Biopark Limited (“RBL”) and Biopack (Intellectual Property) Limited (“RBIPL”)..

B.

It was provided in Clause 5 of the Agreement that the sale and purchase of the Sale Shares and the Shareholder’s Loan (as defined in the Agreement) was conditional upon the satisfactions of the conditions precedent mentioned therein.

C.

The conditions precedent mentioned in Clause 5 of the Agreement were not fully satisfied on or before the Completion Date (as defined in the Agreement) and after extensive negotiation between the Vendor and the Purchaser, the parties have agreed to enter into this Cancellation Agreement to cancel the transaction under the Agreement on the terms and conditions as more particularly set out below.

TERMS AGREED:

1.

The parties hereto acknowledge that Recitals A to C above are true and correct and accurately reflect the intention of the parties and the same are hereby incorporated into this Cancellation Agreement.

2.

The parties hereto hereby cancel and abandon the Agreement and each does hereby release and forever discharge the other from any and all manner of duties, obligations, rights privileges, claims, actions, causes of action, suits, debts, losses, demands, damages, liabilities, interest, costs, expenses and compensation of whatsoever kind and howsoever arising, whether known or unknown, suspected or unsuspected, relating to the Agreement..

3.

The parties hereto hereby declare that each of them has entered into this Cancellation Agreement with valuable consideration including but not limited to the mutual releases set forth in Clause 2 of the Agreement above.

4.	Each of the parties hereto will bear its own costs and expenses in and relating to the negotiation and execution of this Agreement.

5.

Except otherwise required by any law or applicable regulations to which the Vendor, the Purchaser and/or their respective holding companies are subject to, each of the parties hereto agrees not to issue any press release or make any public announcement regarding this Cancellation Agreement without the prior written consent of the other party.

6.

This Cancellation Agreement shall be governed by and construed in accordance with the laws construed in accordance with the laws of Hong Kong. The Vendor and the Purchaser hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the Hong Kong courts for any lawsuits, actions or other proceedings arising out of or relating to this Cancellation Agreement and agree not to commence or institute any lawsuit, action or other proceeding except in such courts.

IN WITNESS WHEREOF the Parties hereto have signed this Agreement on the date appearing at the head hereof.

SIGNED by its authorized representative, Lau Kin Chung,	) /s/ Lau Kin Chung
for and behalf of BIOPACK ENVIRONMENT LIMITED
in the presence of :	)
)

SIGNED by its authorized representative, Poon Yuen Yee,	) /s/ Poon Yuen Yee
for and behalf of WELL TALENT TECHNOLOGY
LIMITED in the presence of :	)
)